                                 Amendment No. 1

                                       to

                                   SCHEDULE I

         This Schedule to the Distribution Agreement between Delaware Pooled Trust and Delaware Distributors, L.P. originally entered into as of April 19, 2001 and amended or amended and restated from time to time (the "Agreement") lists the Series and Classes for which Delaware Distributors, L.P. provides distribution services pursuant to this Agreement, along with the 12b-1 Plan rates, if applicable, for each class and the date on which the Agreement became effective for each Series.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                    Portion designated
                                                            Total 12b-1 Plan        as Service Fee
                                                            Fee Rate (per           Rate (per annum
                                                            annum of the            of the Series'
                                                            Series' average         average daily net
                                                            daily net assets        assets represented
                                                            represented by          by shares of the            Original
Series Name                           Class Names           shares of the Class)    Class)                   Effective Date
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Large-Cap Value Equity Portfolio                                                                       April 19, 2001
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Mid-Cap Growth Equity Portfolio                                                                        April 19, 2001
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The International Equity Portfolio    The International                                                    April 19, 2001
                                      Equity Portfolio
                                      Original Class
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
                                      The International             0.20%                                  November 1, 2001
                                      Equity Portfolio
                                      R Class
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Intermediate Fixed Income                                                                              April 19, 2001
Portfolio
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Global Fixed Income Portfolio                                                                          April 19, 2001
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The International Fixed Income                                                                             April 19, 2001
Portfolio
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Large-Cap Growth Equity                                                                                April 19, 2001
Portfolio
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The High-Yield Bond Portfolio                                                                              April 19, 2001
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Labor Select International                                                                             April 19, 2001
Equity Portfolio
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Real Estate Investment Trust      The Real Estate                                                      April 19, 2001
Portfolio                             Investment Trust
                                      Portfolio Class
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
                                      Delaware REIT Fund            0.30%                                  April 19, 2001
                                      A Class
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
                                      Delaware REIT Fund            1.00%                   0.25%          April 19, 2001
                                      B Class
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
                                      Delaware REIT Fund            1.00%                   0.25%          April 19, 2001
                                      C Class
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
                                      Delaware REIT Fund                                                   April 19, 2001
                                      Institutional Class
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Emerging Markets Portfolio                                                                             April 19, 2001
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Global Equity Portfolio                                                                                April 19, 2001
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Real Estate Investment Trust                                                                           April 19, 2001
Portfolio II
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Aggregate Fixed Income Portfolio                                                                       April 19, 2001
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Diversified Core Fixed Income                                                                          April 19, 2001
Portfolio
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The International Small-Cap                                                                                April 19, 2001
Portfolio
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The All-Cap Growth Equity Portfolio                                                                        April 19, 2001
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Small-Cap Growth Equity                                                                                April 19, 2001
Portfolio
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Small-Cap Value Equity Portfolio                                                                       April 19, 2001
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Select Equity Portfolio                                                                                April 19, 2001
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The International Large-Cap Equity                                                                         April 19, 2001
Portfolio
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Core Plus Fixed Income Portfolio                                                                       June 28, 2002
---------------------------------------------------------------------------------------------------------------------------------

DELAWARE DISTRIBUTORS, L.P.                                  DELAWARE POOLED TRUST
DELAWARE DISTRIBUTORS, INC., General Partner

By: /s/ Richard J. Flannery                                  By: /s/ David K. Downes
    -------------------------------------                        -----------------------------------
Name:  Richard J. Flannery                                   Name:  David K. Downes
Title: President/Chief Executive Officer                     Title: President/Chief Executive Officer/Chief Financial Officer

